UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009

Highland Distressed Opportunities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Jurisdiction of Incorporation or Organization)	814-00729 (Commission File Number)	205423854 (IRS Employer Identification No.)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 247-1888
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On February 19, 2009, the Registrant issued a press release (the “Press Release”) announcing, among other things, that it will report financial results for the fiscal year ended December 31, 2008 on or before Thursday, February 26, 2009 after the close of the financial markets. A copy of the Press Release is included as Exhibit 99.1 to this Form 8-K and will be posted on the Registrant’s website, www.highlandhcd.com, under the segment entitled “Literature & Prospectus.”
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits.
99.1	Press Release dated February 19, 2009.*

*	Furnished herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Highland Distressed Opportunities, Inc.

Date: February 19, 2009	By:	/s/ James D. Dondero

	Name:	James D. Dondero
President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 19, 2009.